                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                  Distribution Date:     6/15/01

Section 5.2 - Supplement                                Class A             Class B           Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                          0.00               0.00                0.00                    0.00

(ii)     Monthly Interest Distributed                   2,336,250.00         136,149.60          141,549.12            2,613,948.72
         Deficiency Amounts                                     0.00               0.00                                        0.00
         Additional Interest                                    0.00               0.00                                        0.00
         Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)    Collections of Principal Receivables          66,231,082.90       3,763,102.95        5,268,408.35           75,262,594.20

(iv)     Collections of Finance Charge Receivables      6,989,550.36         397,130.72          555,989.78            7,942,670.86

(v)      Aggregate Amount of Principal Receivables                                                                19,774,399,711.63

                        Investor Interest             450,000,000.00      25,568,000.00       35,795,636.36          511,363,636.36
                        Adjusted Interest             450,000,000.00      25,568,000.00       35,795,636.36          511,363,636.36

                                         Series
         Floating Investor Percentage       2.59%              88.00%              5.00%               7.00%                 100.00%
         Fixed Investor Percentage          2.59%              88.00%              5.00%               7.00%                 100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                   95.36%
                    30 to 59 days                                                                                              1.47%
                    60 to 89 days                                                                                              1.06%
                    90 or more days                                                                                            2.11%
                                                                                                                           --------
                                                                    Total Receivables                                        100.00%

(vii)    Investor Default Amount                        2,659,416.92         151,102.16          211,545.60            3,022,064.68

(viii)   Investor Charge-Offs                                   0.00               0.00                0.00                    0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00               0.00                0.00

(x)      Servicing Fee                                    375,000.00          21,306.67           29,829.70              426,136.36

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       11.55%

(xii)    Reallocated Monthly Principal                                             0.00                0.00                    0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 450,000,000.00      25,568,000.00       35,795,636.36          511,363,636.36

(xiv)    LIBOR                                                                                                              4.12250%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                6,614,550.36         375,824.05          526,160.09            7,516,534.49

(xxii)   Certificate Rate                                   6.23000%           6.39000%           4.64750%
------------------------------------------------------------------------------------------------------------------------------------


         By:
                    ------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                             Distribution Date:         6/15/01

Section 5.2 - Supplement                                 Class A              Class B           Collateral             Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                          0.00               0.00                0.00                    0.00

(ii)     Monthly Interest Distributed                   2,740,833.33         160,416.67          183,564.67            3,084,814.67
         Deficiency Amounts                                     0.00               0.00                                        0.00
         Additional Interest                                    0.00               0.00                                        0.00
         Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)    Collections of Principal Receivables          80,949,101.32       4,599,380.76        6,439,133.06           91,987,615.14

(iv)     Collections of Finance Charge Receivables      8,542,783.77         485,385.44          679,539.62            9,707,708.83

(v)      Aggregate Amount of Principal Receivables                                                                19,774,399,711.63

                     Investor Interest                550,000,000.00      31,250,000.00       43,750,000.00          625,000,000.00
                     Adjusted Interest                550,000,000.00      31,250,000.00       43,750,000.00          625,000,000.00

                                           Series
         Floating Investor Percentage       3.16%              88.00%              5.00%               7.00%                 100.00%
         Fixed Investor Percentage          3.16%              88.00%              5.00%               7.00%                 100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                   95.36%
                    30 to 59 days                                                                                              1.47%
                    60 to 89 days                                                                                              1.06%
                    90 or more days                                                                                            2.11%
                                                                                                                         -----------
                                                  Total Receivables                                                          100.00%

(vii)    Investor Default Amount                        3,250,398.46         184,681.73          258,554.42            3,693,634.61

(viii)   Investor Charge-Offs                                   0.00               0.00                0.00                    0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00               0.00                0.00

(x)      Servicing Fee                                    458,333.33          26,041.67           36,458.33              520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       11.55%

(xii)    Reallocated Monthly Principal                                             0.00                0.00                    0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 550,000,000.00      31,250,000.00       43,750,000.00          625,000,000.00

(xiv)    LIBOR                                                                                                              4.12250%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                8,084,450.43         459,343.77          643,081.28            9,186,875.49

(xxii)   Certificate Rate                                   5.98000%           6.16000%            4.87250%

--------------------------------------------------------------------------------


         By:
                    -------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                             Distribution Date:          6/15/01

Section 5.2 - Supplement                                 Class A             Class B           Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                          0.00               0.00                0.00                    0.00

(ii)     Monthly Interest Distributed                   2,434,132.89         141,813.47          137,505.42            2,713,451.78
         Deficiency Amounts                                     0.00               0.00                                        0.00
         Additional Interest                                    0.00               0.00                                        0.00
         Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)    Collections of Principal Receivables          60,635,733.84       3,445,193.75        4,823,453.88           68,904,381.47

(iv)     Collections of Finance Charge Receivables      6,399,057.61         363,580.88          509,032.50            7,271,670.99

(v)      Aggregate Amount of Principal Receivables                                                                19,774,399,711.63

                                  Investor Interest   411,983,000.00      23,408,000.00       32,772,440.86          468,163,440.86
                                  Adjusted Interest   411,983,000.00      23,408,000.00       32,772,440.86          468,163,440.86

                                            Series
         Floating Investor Percentage           2.37%          88.00%              5.00%               7.00%                 100.00%
         Fixed Investor Percentage              2.37%          88.00%              5.00%               7.00%                 100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                   95.36%
                    30 to 59 days                                                                                              1.47%
                    60 to 89 days                                                                                              1.06%
                    90 or more days                                                                                            2.11%
                                                                                                                       ------------
                                                                       Total Receivables                                     100.00%

(vii)    Investor Default Amount                        2,434,743.47         138,336.96          193,679.07            2,766,759.50

(viii)   Investor Charge-Offs                                   0.00               0.00                0.00                    0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions             0.00               0.00                0.00

(x)      Servicing Fee                                    343,319.17          19,506.67           27,310.37              390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       11.55%

(xii)    Reallocated Monthly Principal                                             0.00                0.00                    0.00

(xiii)   Closing Investor Interest (Class A Adjusted) 411,983,000.00      23,408,000.00       32,772,440.86          468,163,440.86

(xiv)    LIBOR                                                                                                              4.12250%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                6,055,738.44         344,074.21          481,722.13            6,881,534.79

(xxii)   Certificate Rate                                   7.09000%           7.27000%            4.87250%

------------------------------------------------------------------------------------------------------------------------------------



         By:
                    -----------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President